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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Metallus Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

METALLUS INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2025

Notice of Annual Meeting of Shareholders

WHEN AND WHERE IS THE SHAREHOLDER MEETING?

The 2025 Annual Meeting of Shareholders of Metallus Inc. will be held on Wednesday, May 7, 2025, at 10:00 a.m. EDT, in an online-only format, at www.cesonlineservices.com/mtus25_vm. You will not be able to attend the meeting in person. To attend the virtual annual meeting, please register at www.cesonlineservices.com/mtus25_vm no later than 10:00 a.m. EDT on May 6, 2025.

WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?

1.	Election of four directors, each to hold office for a three-year term expiring at the 2028 annual meeting:

Nominees:   Kenneth V. Garcia, Ellis A. Jones, Melissa M. Miller and Donald T. Misheff

2.	Ratification of the selection of Ernst & Young LLP as the company’s independent auditor for the fiscal year ending December 31, 2025.

3.	Approval, on an advisory basis, of the compensation of the company’s named executive officers.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR ALL nominees listed in proposal 1, and FOR proposals 2 and 3.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.proxydocs.com/mtus

•	2024 Annual Report on Form 10-K

•	2025 Notice and Proxy Statement

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 23, 2025 to facilitate timely delivery.

You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website, www.SendMaterial.com and follow the instructions provided, or

3.

Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only.

To vote your Metallus Inc. shares, you can attend the Annual Meeting of Shareholders virtually and vote or you can:

1.  Go to www.proxydocs.com/mtus

2.  Click on the icon to vote your shares.

3.  Enter the 11-digit Control Number (located

    by the arrow in the box above).

4.  Follow the instructions to record your vote.